UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  April 5, 2006
                                ----------------

                             Kronos Worldwide, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                       1-31763                       76-0294959
-------------------            ------------------             -----------------
  (State or other                 (Commission                    (IRS Employer
  jurisdiction of                 File Number)                   Identification
   incorporation)                                                    No.)


5430 LBJ Freeway, Suite 1700, Dallas, Texas                       75240-2697
------------------------------------------------                  ------------
(Address of principal executive offices)                           (Zip Code)


                                 (972) 233-1700
                                 --------------
              (Registrant's telephone number, including area code)


             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     Effective April 5, 2006, Kronos International, Inc., a Delaware corporation and a wholly owned subsidiary of the registrant ("KII"), entered into a Purchase Agreement (the "Purchase Agreement") with Deutsche Bank AG London ("Deutsche Bank") pursuant to which KII agreed to issue and sell to Deutsche Bank euro 400 million of 6.5% Senior Secured Notes due 2013 (the "Notes") at the issue price of 99.306%. The closing of the issuance and sale of the Notes occurred on April 11, 2006. Also pursuant to the Purchase Agreement, KII entered into a Registration Rights Agreement, dated as of April 11, 2006 (the "Registration Rights Agreement"), with Deutsche Bank for the benefit of the holders of the Notes.

     The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of April 11, 2006, between KII and The Bank of New York, as trustee.

     It is expected that KII will use all of the net proceeds of the offering of the Notes, together with approximately $2.1 million of cash on hand, to repay euro 375 million principal amount of its 8.875% senior secured notes due 2009 (the "Existing Notes") at the stated redemption price of 104.437%, plus accrued and unpaid interest. KII has satisfied its obligations under the Indenture, dated as of June 22, 2004 (the "Existing Indenture"), between the registrant and The Bank of New York, as trustee, and the trustee has discharged the Existing Indenture and released the liens on collateral thereunder.

     Pursuant to the Purchase Agreement, Deutsche Bank has agreed to resell the Notes under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers in the United States of America in reliance on Rule 144A and to persons outside of the United States in reliance on Regulation
S. The Notes will not be registered under the Securities Act and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws.

     Pursuant to the Registration Rights Agreement, KII agreed to use its best efforts, and at its cost, to (i) file within 120 days of the issue date of the Notes a registration statement to register under the Securities Act notes of KII with terms substantially identical in all material respects to the Notes (the
"Exchange Notes"), (ii) cause such registration statement to be declared effective within 270 days of the issue date of the Notes and (iii) complete an offer to exchange the Notes for the Exchange Notes within 300 days of the issue date of the Notes.

     The descriptions herein of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety, and the terms thereof are incorporated herein, by reference to the Purchase Agreement and the Registration Rights Agreement filed as Exhibits 4.4 and 4.5, respectively, to the Current
Report on Form 8-K of KII (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006.

     For a description of the terms of, and collateral related to, the Notes, please see:

     (1)  the Indenture  (which is  incorporated  herein by reference to Exhibit
          4.1 to the Current Report on Form 8-K of KII (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006 (the "Form 8-K"));

     (2) Collateral Agency Agreement, dated April 11, 2006, among The Bank of New York, U.S. Bank, N.A. and Kronos International, Inc. (which is incorporated herein by reference to Exhibit 4.6 to the Form 8-K);

     (3) Security Over Shares Agreement (shares of Kronos Limited), dated April 11, 2006, between Kronos International, Inc. and The Bank of New York (which is incorporated herein by reference to Exhibit 4.7 to the Form 8-K);

     (4) Pledge of Shares (shares in Kronos Denmark ApS), dated April 11, 2006, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.8 to the Form 8-K);

     (5) Pledge Agreement (shares in Societe Industrielle du Titane S.A.), dated April 11, 2006, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.9 to the Form 8-K); and

     (6) Share Pledge Agreement (shares in Kronos Titan GmbH), dated April 11, 2006, between Kronos International, Inc. and U.S. Bank, N.A. (which is incorporated herein by reference to Exhibit 4.10 to the Form 8-K).

The Purchase Agreement, the Registration Rights Agreement, and each of the six agreements and instruments noted directly above are incorporated by reference to provide information regarding their respective terms. They are not intended to provide any other factual information about the matters covered therein. Such agreements and instruments contain representations and warranties the parties thereto made to, and solely for, the benefit of each other and not for the benefit of any other party. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules or other information that the parties exchanged prior to and/or in connection with the execution of such agreements and instruments. Accordingly, investors and stockholders should not rely on those representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of such agreements and the closing, as applicable, and may be materially modified or qualified by the disclosure schedules or other information or may merely reflect agreed-upon allocations of risk among the parties to such agreements. Moreover, information concerning the subject matter of those representations and warranties may change subsequent to the date of such agreements or documents or the closing.

Item 9.01           Financial Statements and Exhibits.

         (c) Exhibits.

    Item No.         Exhibit Index
   ----------     ----------------------------------------

      4.1 Indenture governing the 6.5% Senior Secured Notes due 2013, dated as of April 11, 2006, between Kronos International, Inc. and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Kronos

               International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

      4.2 Form of certificate of Series A 6.5% Senior Secured Note due 2013 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

      4.3 Form of certificate of Series B 6.5% Senior Secured Note due 2013 (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

      4.4 Purchase Agreement dated April 5, 2006 between Kronos International, Inc. and Deutsche Bank AG London (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11,
               2006).

      4.5 Registration Rights Agreement dated as of April 11, 2006 between Kronos International, Inc. and Deutsche Bank AG London (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006)

      4.6 Collateral Agency Agreement, dated April 11, 2006, among The Bank of New York, U.S. Bank, N.A. and Kronos International, Inc. (incorporated by reference to Exhibit 4.6 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

      4.7 Security Over Shares Agreement, dated April 11, 2006, between Kronos International, Inc. and The Bank of New York (incorporated by reference to Exhibit 4.7 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11,
               2006).

      4.8 Pledge of Shares (shares in Kronos Denmark ApS), dated April 11, 2006, between Kronos International, Inc. and U.S. Bank, N.A. (incorporated by reference to Exhibit 4.8 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

      4.9 Pledge Agreement (shares in Societe Industrielle du Titane S.A.), dated April 11, 2006, between Kronos International, Inc. and U.S. Bank, N.A. (incorporated by reference to Exhibit 4.9 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006)

      4.10 Share Pledge Agreement (shares in Kronos Titan GmbH), dated April 11, 2006, between Kronos International, Inc. and U.S. Bank, N.A. (incorporated by reference to Exhibit 4.10 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KRONOS WORLDWIDE, INC.
                                           (Registrant)




                                       By: /s/ Gregory M. Swalwell
                                           ----------------------------
                                           Gregory M. Swalwell
                                           Vice   President,   Finance  and
                                           Chief  Financial Officer




Date:  April 11, 2006

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------
      4.1 Indenture governing the 6.5% Senior Secured Notes due 2013, dated as of April 11, 2006, between Kronos International, Inc. and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

      4.2 Form of certificate of Series A 6.5% Senior Secured Note due 2013 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

      4.3 Form of certificate of Series B 6.5% Senior Secured Note due 2013 (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

      4.4 Purchase Agreement dated April 5, 2006 between Kronos International, Inc. and Deutsche Bank AG London (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11,
               2006).

      4.5 Registration Rights Agreement dated as of April 11, 2006 between Kronos International, Inc. and Deutsche Bank AG London (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006)

      4.6 Collateral Agency Agreement, dated April 11, 2006, among The Bank of New York, U.S. Bank, N.A. and Kronos International, Inc.

               (incorporated by reference to Exhibit 4.6 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

      4.7 Security Over Shares Agreement, dated April 11, 2006, between Kronos International, Inc. and The Bank of New York (incorporated by reference to Exhibit 4.7 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11,
               2006).

      4.8 Pledge of Shares (shares in Kronos Denmark ApS), dated April 11, 2006, between Kronos International, Inc. and U.S. Bank, N.A. (incorporated by reference to Exhibit 4.8 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).

      4.9 Pledge Agreement (shares in Societe Industrielle du Titane S.A.), dated April 11, 2006, between Kronos International, Inc. and U.S. Bank, N.A. (incorporated by reference to Exhibit 4.9 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006)

      4.10 Share Pledge Agreement (shares in Kronos Titan GmbH), dated April 11, 2006, between Kronos International, Inc. and U.S. Bank, N.A. (incorporated by reference to Exhibit 4.10 to the Current Report on Form 8-K of Kronos International, Inc. (File No. 333-100047) that was filed with the U.S. Securities and Exchange Commission on April 11, 2006).